EXHIBIT 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MediWound Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon Malka, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sharon Malka
Sharon Malka
Chief Financial and Operations Officer
Date: January 25, 2016